Echo Automotive, Inc. 10-Q
Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Echo Automotive, Inc. (the “Company”) for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Todd Lawson, Chief Financial Officer of Echo Automotive, Inc., certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)      the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)      the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2013

/s/ Todd Lawson
Todd Lawson
Chief Financial Officer
(Principal Financial Officer)